UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events
Item 8.01         Other Events.
On June 2, 2017, Viacom Inc. issued a press release announcing the early tender results and increase of the maximum combined aggregate purchase price for its previously-announced cash tender offers for certain of its outstanding senior notes and senior debentures and a separate press release announcing the pricing of such cash tender offers. A copy of each press release is filed herewith as Exhibit 99.1 and 99.2, respectively, and each is incorporated by reference herein in its entirety.

Section 9 – Financial Statements and Exhibits
Item 9.01         Financial Statements and Exhibits.
(d)     Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press release of Viacom Inc. dated June 2, 2017.

99.2	Press release of Viacom Inc. dated June 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Christa A. D’Alimonte
	Name: Title:	Christa A. D’Alimonte Executive Vice President, General Counsel and Secretary

Date: June 5, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release of Viacom Inc. dated June 2, 2017.
99.2	Press release of Viacom Inc. dated June 2, 2017.